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                                                                 EXHIBIT 99 (AD)

                             JOINT FILING AGREEMENT


     This Agreement is entered into by and among Coastal Capital Partners, L.P., a Delaware limited partnership, Coastal Capital Partners, Inc., a Delaware corporation, Philip L. Yang, Jr., an individual, Michael Y. Gan, an individual, Theresa C. Morris, an individual, Donald Leibsker, an individual, M. Douglas Caffey, an individual, and K. Glenn Cole, an individual.

     Each of the persons named above hereby agrees that the Amendment No. 6 to
Schedule 13D of August 29, 1996 and to which this Agreement is attached as an exhibit, which is to be filed with the Securities and Exchange Commission, is to be filed on behalf of each such person.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement this 29th day of August, 1996.

                                       COASTAL CAPITAL PARTNERS, L.P.

 /s/ Andrew K. Simpson                 By:  Coastal Capital Partners, Inc.
- -------------------------------             -------------------------------
Andrew K. Simpson, as attorney-             as General Partner
in-fact for Michael Y. Gan

                                       By:  /s/ Andrew K. Simpson
                                            -------------------------------
                                            Andrew K. Simpson
 /s/ Andrew K. Simpson
- --------------------------------
Chief Executive Officer
Andrew K. Simpson, as attorney-
in-fact for Theresa C. Morris
                                       COASTAL CAPITAL PARTNERS, INC.

 /s/ Andrew K. Simpson
- --------------------------------
Andrew K. Simpson, as attorney-        By: /s/ Andrew K. Simpson
in-fact for Philip L. Yang                 --------------------------------
                                           Andrew K. Simpson
                                           Chief Executive Officer

 /s/ Andrew K. Simpson
- --------------------------------
Andrew K. Simpson, as attorney-
in-fact for Donald Leibsker

 /s/ Andrew K. Simpson                     /s/ Andrew K. Simpson
- --------------------------------           --------------------------------
Andrew K. Simpson, as attorney-            Andrew K. Simpson, as attorney-
in-fact for M. Douglas Caffey              in-fact for K. Glenn Cole